Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Supplemental Financial Highlights

1st Quarter of 2009

Colonial Properties Trust
TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Financial Highlights	4
2.	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Income	5
	Funds from Operations (FFO) Reconciliation / Shares	6
	Balance Sheet	7
3.	Multifamily
	Portfolio Statistics	8
	Components of Net Operating Income (NOI)	9
	Capitalized Expenses and Maintenance Expenses	9
	Same Property Comparisons	10
4.	Joint Ventures
	Operating Data / Balance Sheet Data	12
	Investment Summary	13
	Three Month Income Summary	14
	Operational Statistics	15
5.	For-Sale Residential Activities	16
6.	Consolidated Data
	Development Pipeline	17
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization	18
	Supplemental Data / Investment Activities	20
7.	Corporate Reconciliations
	Revenues / Expenses / NOI	21
	NOI from Discontinued Operations / EBITDA	23
	SEC Coverage Ratios	24
8.	Appendix
	Multifamily Community Table	25
	Commercial Property Table	28
	Unconsolidated Joint Venture Summary	30
9.	Glossary of Terms	31
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release, including statements regarding the company’s ability to successfully complete the contemplated Fannie Mae and Freddie Mac financing transactions, the expected impairment charge for the first quarter 2009 and the company’s ability to complete additional senior note repurchases under its repurchase program on favorable terms, may constitute, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as may be updated or supplemented in the Company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the Company’s results.
4/17/2009

1Q09	-2-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a multifamily real estate investment trust (REIT) that creates additional value for its shareholders by managing commercial assets through joint venture partnerships and pursuing development opportunities in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

• Owning a multifamily portfolio	• Managing multifamily, office, retail and mixed-use properties

• Investing in high growth Sunbelt cities	• Delivering additional income from the taxable REIT subsidiary (TRS)

• Pursuing strategic acquisition, disposition and development opportunities	• Ensuring a strong balance sheet and liquidity position

• Achieving operating excellence
CONTACT INFORMATION

Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 — fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 — fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970
EQUITY RESEARCH COVERAGE

BMO Capital Markets	Rich Anderson	212-885-4180
Citigroup Smith Barney	Michael Bilerman / David Toti	212-816-1383 / 212-816-1909
Green Street Advisors	Taylor Schimkat	949-640-8780
Keefe, Bruyette & Woods	Steve Swett	212-887-3680
Morgan Keegan	Napoleon Overton / Jason Payne	901-579-4865 / 901-531-3327
Standard & Poor’s Research	Raymond Mathis	212-438-9558
UBS	Jeffrey Spector	212-713-6144
Wachovia Capital Markets	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2009 Range
Diluted Earnings per Share	$0.10	$0.35
Plus: Real Estate Depreciation & Amortization	1.75	1.75
Less: Gain on Sale of Operating Properties	—	(0.10)

Total Diluted Funds from Operations (“FFO”) per Share	$1.85	$2.00

Less: Gain on Sale of Development Properties and Land	(0.07)	(0.10)
Gain on Bond or Preferred Stock Repurchases	(0.65)	(0.70)

Operating Funds from Operations per share	$1.13	$1.20

1Q09	-3-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
First Quarter 2009
FINANCIAL HIGHLIGHTS

	Three Months Ended
($ in 000s, except per share and unit data)	3/31/2009	3/31/2008

Total property revenues (1)	$82,131	$80,913

Multifamily property revenues (1)	75,143	76,076
Multifamily property NOI (1)	43,554	45,968

Management & leasing fee revenues	3,455	5,206

EBITDA (2)	59,782	60,784

Net income
Per share — basic	0.29	0.30
Per share — diluted	0.29	0.30

Funds from operations
Per share — basic	0.88	0.58
Per share — diluted	0.88	0.58

Dividends per share	0.25	0.50

Dividends/EPS (diluted) payout ratio	84.8%	165.2%
Dividends/FFO (diluted) payout ratio	28.4%	86.2%

Consolidated interest expense (1)	$17,479	$20,432
Consolidated interest income (1)	(301)	(790)

Net interest expense (1)	17,178	19,642

Pro-rata share of joint venture interest expense	6,081	7,941

Principal amortization	238	199
Preferred dividends & distributions	3,886	4,315

Interest coverage ratio (3)	2.3x	2.4x
Fixed charge coverage ratio (3)	1.9x	2.0x
Fixed charge w/capitalized interest ratio (3)	1.8x	1.7x

Multifamily same property NOI increase / (decrease) (4)	(3.2%)	5.2%
(# of apartment homes included)	28,285	24,063

	As of	As of
	3/31/2009	12/31/2008

Total assets	$3,130,296	$3,155,169
Total debt	$1,741,538	$1,762,019
Common shares and units, outstanding end of period	57,470	57,269
Share price, end of period	$3.81	$8.33
Preferred shares and units, end of period	$200,281	$200,281
Book equity value, end of period (5)	$1,275,519	$1,272,457
Market equity value, end of period (6)	$218,961	$477,051

Debt to total market capitalization ratio (7)	80.6%	72.2%

Unencumbered real estate assets (at cost) to unsecured debt ratio (7)	211.2%	205.7%

(1)	Represents consolidated properties including amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 21 and 22.

(2)	For a reconciliation of EBITDA, see page 23.

(3)	For additional information on these calculations, see page 19.

(4)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year.

(5)	Includes common shares and units and preferred.

(6)	Includes common shares and units.

(7)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

1Q09	-4-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2009
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
($ in 000s, except per share data)	3/31/2009	3/31/2008
Revenue
Minimum Rent	$70,233	$66,795
Tenant Recoveries	1,066	848
Other Property Related Revenue	9,501	8,107
Construction Revenues	35	7,879
Other Non-Property Related Revenue	3,455	5,206

Total Revenue	84,290	88,835

Operating Expenses
Operating Expenses:
Property Operating Expenses	22,469	19,678
Taxes, Licenses, and Insurance	10,976	9,589

Total Property Operating Expenses	33,445	29,267

Construction Expenses	34	7,266
Property Management Expenses	1,918	2,241
General and Administrative Expenses	4,383	5,780
Management Fee and Other Expenses	4,217	3,591
Restructuring Charges	812	—
Investment and Development (1)	165	769
Depreciation	27,785	23,257
Amortization	873	759
Impairment and Other Losses (2)	736	—

Total Operating Expenses	74,368	72,930

Income from Operations	9,922	15,905

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(21,735)	(18,707)
Gain on Retirement of Debt	25,319	5,471
Interest Income	301	790
Income (Loss) from Partially-Owned Investments	(650)	10,269
Loss on Hedging Activities	(1,063)	—
Gain on Sale of Property, net of income taxes of $3,177 (Q109) and $406 (Q108)	5,380	1,931
Income Taxes and Other	3,090	874

Total Other Income (Expense)	10,642	628

Income from Continuing Operations	20,564	16,533

Discontinued Operations
Income from Discontinued Operations (2)	229	2,365
Gain on Disposal of Discontinued Operations, net of income taxes of $26 (Q109) and ($14) (Q108)	45	2,913

Income from Discontinued Operations	274	5,278

Net Income	20,838	21,811

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(1,009)	(123)
Noncontrolling Interest in CRLP — Preferred	(1,813)	(1,827)
Noncontrolling Interest in CRLP — Common	(2,416)	(2,069)

Discontinued Operations
Noncontrolling Interest in CRLP — Common	(115)	(947)
Noncontrolling Interest of Limited Partners	468	141

Income Attributable to Noncontrolling Interest	(4,885)	(4,825)

Net Income Attributable to Parent Company	15,953	16,986

Dividends to Preferred Shareholders	(2,073)	(2,488)
Preferred Share Issuance Costs, Net of Discount	(5)	(271)

Net Income Available to Common Shareholders	$13,875	$14,227

Earnings per Share — Basic
Continuing Operations	$0.28	$0.21
Discontinued Operations	0.01	0.09

EPS — Basic	$0.29	$0.30

Earnings per Share — Diluted
Continuing Operations	$0.28	$0.21
Discontinued Operations	0.01	0.09

EPS — Diluted	$0.29	$0.30

(1)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

(2)	For the three months ended March 31, 2009, the Company recorded a $1.0 million non-cash impairment charge. Of the charge, $0.7 million (presented in “Impairment and Other Losses” in continuing operations) is related to our Noncontrolling Interest in the Craft Farms joint venture and $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project (presented as a part of “Income from Discontinued Operations”).

1Q09	-5-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2009
FIRST QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended
($ in 000s, except per share data)	3/31/2009	3/31/2008
Net Income Available to Common Shareholders	$13,875	$14,227
Income Allocated to Participating Securities	(106)	(94)
Noncontrolling Interest in CRLP (Operating Ptr Unitholders)	2,531	3,016
Noncontrolling Interest in Gain/(Loss) on Sale of Undepreciated Property	992	—

Total	17,292	17,149

Adjustments — Consolidated Properties
Depreciation — Real Estate	27,408	23,218
Amortization — Real Estate	342	366
Remove: Gain/(Loss) on Sale of Property, net of Income Tax and Noncontrolling Interest	(5,425)	(4,844)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Noncontrolling Interest	3,731	1,925

Total Adjustments — Consolidated	26,056	20,665

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	4,785	5,150
Amortization — Real Estate	1,814	2,358
Remove: Gain/(Loss) on Sale of Property	19	(12,298)

Total Adjustments — Unconsolidated	6,618	(4,790)

Funds from Operations	$49,966	$33,024

FFO per Share
Basic	$0.88	$0.58
Diluted	$0.88	$0.58

Operating FFO:
Funds from Operations	$49,966	$33,024
Less: Transaction Income
- Development and Land (Gains) Losses	(3,731)	(1,925)
- Bond / Preferred Repurchase (Gains) Losses	(25,314)	(5,477)
- Write-off of OCI as a Result of Bond Repurchases	1,063	—

Operating FFO	$21,984	$25,622

Operating FFO per Share
Basic	$0.39	$0.45
Diluted	$0.39	$0.45
FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company’s performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.
The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares. The Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares are components of our current business plan, the timing and amount of these transactions can vary significantly between periods.
The Company’s method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.
FIRST QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended
(shares and units in 000s)	3/31/2009	3/31/2008
Basic
Shares	48,202	46,853
Operating Partnership Units (OP Units)	8,823	10,015

Total Shares & OP Units	57,025	56,868

Dilutive Common Share Equivalents	—	161

Diluted
Shares	48,202	47,014
Total Shares & OP Units	57,025	57,029

Notes:

1Q09	-6-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2009
BALANCE SHEET

	As of	As of
($ in 000s)	3/31/2009	12/31/2008
ASSETS
Real Estate Assets
Operating Properties	$2,915,908	$2,897,779
Undeveloped Land & Construction in Progress	291,297	380,676

Total Real Estate, before Depreciation	3,207,205	3,278,455

Less: Accumulated Depreciation	(431,644)	(406,444)
Real Estate Assets Held for Sale, net	155,560	102,699

Net Real Estate Assets	2,931,121	2,974,710

Cash and Equivalents	9,564	9,185
Restricted Cash	31,418	29,766
Accounts Receivable, net	31,789	25,702
Notes Receivable	19,613	2,946
Prepaid Expenses	12,522	5,332
Deferred Debt and Lease Costs	19,834	16,783
Investment in Unconsolidated Subsidiaries	40,890	46,221
Other Assets	33,545	44,524

Total Assets	$3,130,296	$3,155,169

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$37,745	$311,630
Notes and Mortgages Payable	1,703,793	1,450,389

Total Long-Term Liabilities	1,741,538	1,762,019

Other Liabilities	113,239	120,693

Total Liabilities	1,854,777	1,882,712

NONCONTROLLING INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	1,489	1,943

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	100,281	100,281

Total Preferred Shares and Units, at Liquidation Value	200,281	200,281

Common Equity, including Noncontrolling Interest in Operating Partnership	1,073,749	1,070,233

Total Equity, including Noncontrolling Interest	1,275,519	1,272,457

Total Liabilities and Equity	$3,130,296	$3,155,169

Certain prior year numbers have been reclassed to conform to current year presentation.
SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	3/31/2009	12/31/2008
Basic
Shares	48,615	48,546
Operating Partnership Units (OP Units)	8,855	8,861

Total Shares & OP Units	57,470	57,407

1Q09	-7-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
First Quarter 2009
COMMUNITY PORTFOLIO AT MARCH 31, 2009 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	—	1,910	140	2,050	300	2,350	362	2,712
Birmingham	1,262	—	1,262	203	1,465	—	1,465	—	1,465
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	3,676	973	4,649	—	4,649	216	4,865	—	4,865
Dallas	2,468	—	2,468	—	2,468	—	2,468	—	2,468
Fort Worth	2,012	—	2,012	29	2,041	—	2,041	—	2,041
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	—	1,964	138	2,102	—	2,102	—	2,102
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,149	—	1,149	—	1,149	288	1,437	—	1,437
Other	3,740	380	4,120	149	4,269	113	4,382	380	4,762

Total Portfolio	28,285	1,353	29,638	730	30,368	917	31,285	742	32,027

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 4,246 total units at the Company’s partially-owned apartment communities, including 324 units at an apartment community which is currently in lease-up.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)
		Total NOI
	Same Property	Incl. JVs at	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	Communities	Pro Rata % (4)	2009	2008	2008	2008	2008

Atlanta	12.5%	11.7%	94.9%	95.0%	97.2%	97.0%	96.3%
Austin	6.0%	6.9%	94.3%	94.9%	95.8%	96.2%	97.0%
Birmingham	4.0%	4.3%	95.0%	96.7%	97.7%	97.7%	92.0%
Charleston	5.3%	4.9%	96.8%	91.4%	94.6%	95.9%	96.0%
Charlotte	11.4%	14.9%	94.3%	92.7%	95.2%	91.0%	89.3%
Dallas	7.5%	6.9%	94.7%	95.1%	95.5%	96.3%	96.5%
Fort Worth	6.8%	6.3%	95.7%	95.9%	98.2%	96.3%	96.8%
Huntsville	3.3%	3.0%	96.9%	97.2%	96.7%	97.1%	98.1%
Orlando	7.8%	7.1%	93.8%	94.6%	98.0%	97.1%	97.1%
Phoenix	4.3%	4.0%	95.3%	93.2%	95.3%	96.3%	95.6%
Raleigh	7.3%	7.1%	95.3%	94.6%	96.4%	95.6%	96.0%
Richmond	6.5%	5.9%	95.1%	95.9%	97.0%	96.6%	96.5%
Savannah	4.6%	5.9%	95.0%	91.5%	95.2%	95.0%	96.3%
Other	12.6%	11.2%	92.5%	92.0%	93.1%	94.1%	95.6%

Total Portfolio	100.0%	100.0%	94.6%	94.1%	95.9%	95.3%	95.1%

Same Property			94.7%	94.1%	96.0%	95.9%	96.2%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 21 and 22.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 25.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

1Q09	-8-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
First Quarter 2009
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended
	Homes	3/31/2009	3/31/2008	Change

Property Revenues
Same Property Communities (2)	28,285	$68,721	$69,347	$(626)
Non-Same Property Communities	1,353	3,624	1,974	1,650
Joint Venture Communities (3)	730	1,826	1,836	(10)
Development and Lease Up Communities	1,659	2,255	47	2,208
Dispositions / Other	—	2	4,466	(4,464)

Total Property Revenues	32,027	$76,428	$77,670	$(1,242)

Property Expenses
Same Property Communities (2)	28,285	$27,350	$26,615	$736
Non-Same Property Communities	1,353	1,481	853	628
Joint Venture Communities (3)	730	839	832	6
Development and Lease Up Communities	1,659	1,593	167	1,426
Dispositions / Other	—	16	1,857	(1,841)

Total Property Expenses	32,027	$31,278	$30,323	$955

Property Net Operating Income
Same Property Communities (2)	28,285	$41,371	$42,732	$(1,361)
Non-Same Property Communities	1,353	2,142	1,121	1,021
Joint Venture Communities (3)	730	987	1,004	(17)
Development and Lease Up Communities	1,659	662	(120)	782
Dispositions / Other	—	(14)	2,609	(2,623)

Total Property Net Operating Income	32,027	$45,148	$47,347	$(2,199)
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended
	Homes	3/31/2009	3/31/2008	Change
Capitalized Expenses
Same Property Communities (2)	28,285	$2,424	$3,758	$(1,334)
Non-Same Property Communities	1,353	127	234	(106)
Joint Venture Communities	730	39	99	(61)
Development and Lease Up Communities	1,659	5	—	5
Dispositions / Other	—	(51)	265	(316)

Total Property Capitalized Expenses	32,027	$2,544	$4,356	$(1,812)

Capitalized Expenses per Unit
Same Property Communities (2)	28,285	$86	$133	$(47)
Non-Same Property Communities	1,353	94	173	(79)
Joint Venture Communities	730	53	136	(83)

Total Per Unit	30,368	$84	$143	$(60)

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 21 and 22.

(2)	The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(3)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

1Q09	-9-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
First Quarter 2009
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED MARCH 31, 2009

		Revenues			Expenses			NOI
	1Q09	1Q08	% Chg	1Q09	1Q08	% Chg	1Q09	1Q08	% Chg

Atlanta	$8,838	$8,947	(1.2%)	$3,683	$3,434	7.2%	$5,156	$5,512	(6.5%)
Austin	4,599	4,597	0.0%	2,099	2,012	4.3%	2,500	2,585	(3.3%)
Birmingham	2,781	2,740	1.5%	1,106	1,073	3.1%	1,675	1,667	0.5%
Charleston	3,643	3,849	(5.3%)	1,442	1,399	3.0%	2,201	2,449	(10.1%)
Charlotte	7,971	8,038	(0.8%)	3,238	3,200	1.2%	4,733	4,838	(2.2%)
Dallas	5,579	5,561	0.3%	2,477	2,509	(1.3%)	3,101	3,051	1.6%
Fort Worth	5,023	4,971	1.0%	2,217	2,172	2.1%	2,806	2,799	0.2%
Huntsville	2,096	2,043	2.6%	733	715	2.6%	1,363	1,328	2.6%
Orlando	5,195	5,280	(1.6%)	1,971	1,875	5.1%	3,225	3,405	(5.3%)
Phoenix	2,497	2,684	(7.0%)	698	882	(20.9%)	1,799	1,802	(0.2%)
Raleigh	4,655	4,628	0.6%	1,629	1,727	(5.6%)	3,026	2,901	4.3%
Richmond	4,300	4,197	2.4%	1,620	1,452	11.6%	2,680	2,746	(2.4%)
Savannah	2,970	2,852	4.2%	1,069	1,032	3.6%	1,901	1,820	4.5%
Other	8,573	8,959	(4.3%)	3,367	3,132	7.5%	5,206	5,828	(10.7%)

Total Same Property (1)	$68,721	$69,347	(0.9%)	$27,350	$26,615	2.8%	$41,371	$42,732	(3.2%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	1Q09	1Q08	% Chg	1Q09	1Q08	% Chg

Atlanta	3,282	12.5%	94.9%	96.2%	(1.3%)	$839	$866	(3.1%)
Austin	1,910	6.0%	94.4%	97.1%	(2.7%)	758	749	1.3%
Birmingham	1,262	4.0%	94.9%	96.0%	(1.0%)	722	712	1.4%
Charleston	1,578	5.3%	96.8%	96.0%	0.8%	742	767	(3.3%)
Charlotte	3,676	11.4%	94.5%	94.3%	0.2%	687	693	(0.8%)
Dallas	2,468	7.5%	94.7%	96.5%	(1.8%)	706	701	0.6%
Fort Worth	2,012	6.8%	95.7%	96.9%	(1.1%)	759	753	0.7%
Huntsville	836	3.3%	96.9%	98.1%	(1.2%)	761	755	0.8%
Orlando	1,756	7.8%	93.8%	97.2%	(3.4%)	951	967	(1.7%)
Phoenix	952	4.3%	95.3%	95.6%	(0.3%)	878	923	(4.8%)
Raleigh	1,964	7.3%	95.4%	96.0%	(0.6%)	748	739	1.2%
Richmond	1,700	6.5%	95.1%	96.5%	(1.4%)	805	796	1.2%
Savannah	1,149	4.6%	95.0%	96.3%	(1.3%)	830	813	2.1%
Other	3,740	12.6%	92.2%	96.1%	(3.9%)	762	770	(1.0%)

Total Same Property (1)	28,285	100.0%	94.7%	96.2%	(1.5%)	$773	$778	(0.6%)

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2008, as adjusted for dispositions during the year. The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 21 and 22.

1Q09	-10-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
First Quarter 2009
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	1Q09	4Q08	% Chg	1Q09	4Q08	% Chg	1Q09	4Q08	% Chg

Atlanta	$8,838	$8,906	(0.8%)	$3,683	$3,204	14.9%	$5,156	$5,702	(9.6%)
Austin	4,599	4,647	(1.0%)	2,099	2,151	(2.4%)	2,500	2,495	0.2%
Birmingham	2,781	2,806	(0.9%)	1,106	1,038	6.6%	1,675	1,768	(5.3%)
Charleston	3,643	3,646	(0.1%)	1,442	1,370	5.2%	2,201	2,276	(3.3%)
Charlotte	7,971	8,103	(1.6%)	3,238	3,094	4.6%	4,733	5,008	(5.5%)
Dallas	5,579	5,601	(0.4%)	2,477	2,488	(0.4%)	3,101	3,114	(0.4%)
Fort Worth	5,023	5,086	(1.3%)	2,217	2,029	9.3%	2,806	3,058	(8.2%)
Huntsville	2,096	2,121	(1.2%)	733	681	7.7%	1,363	1,439	(5.3%)
Orlando	5,195	5,390	(3.6%)	1,971	1,961	0.5%	3,225	3,429	(6.0%)
Phoenix	2,497	2,522	(1.0%)	698	765	(8.8%)	1,799	1,757	2.4%
Raleigh	4,655	4,779	(2.6%)	1,629	1,683	(3.2%)	3,026	3,096	(2.3%)
Richmond	4,300	4,338	(0.9%)	1,620	1,375	17.8%	2,680	2,963	(9.6%)
Savannah	2,970	2,835	4.8%	1,069	940	13.7%	1,901	1,895	0.3%
Other	8,573	8,721	(1.7%)	3,367	3,052	10.3%	5,206	5,669	(8.2%)

Total Same Property (1)	$68,721	$69,503	(1.1%)	$27,350	$25,832	5.9%	$41,371	$43,671	(5.3%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	1Q09	4Q08	% Chg	1Q09	4Q08	% Chg

Atlanta	3,282	12.5%	94.9%	95.0%	(0.1%)	$839	$849	(1.2%)
Austin	1,910	6.0%	94.4%	95.1%	(0.7%)	758	755	0.4%
Birmingham	1,262	4.0%	94.9%	96.8%	(1.9%)	722	728	(0.8%)
Charleston	1,578	5.3%	96.8%	91.4%	5.4%	742	758	(2.1%)
Charlotte	3,676	11.4%	94.5%	92.6%	1.8%	687	698	(1.5%)
Dallas	2,468	7.5%	94.7%	95.1%	(0.4%)	706	707	(0.1%)
Fort Worth	2,012	6.8%	95.7%	96.0%	(0.2%)	759	759	(0.1%)
Huntsville	836	3.3%	96.9%	97.2%	(0.4%)	761	763	(0.2%)
Orlando	1,756	7.8%	93.8%	94.6%	(0.9%)	951	954	(0.4%)
Phoenix	952	4.3%	95.3%	93.2%	2.1%	878	897	(2.1%)
Raleigh	1,964	7.3%	95.4%	94.8%	0.7%	748	755	(0.9%)
Richmond	1,700	6.5%	95.1%	95.9%	(0.8%)	805	812	(0.8%)
Savannah	1,149	4.6%	95.0%	91.5%	3.5%	830	840	(1.2%)
Other	3,740	12.6%	92.2%	91.9%	0.3%	762	772	(1.3%)

Total Same Property (1)	28,285	100.0%	94.7%	94.1%	0.6%	$773	$780	(0.9%)

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2008, as adjusted for dispositions during the year. The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

1Q09	-11-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Joint Venture Operations

	Three Months Ended
	3/31/2009	3/31/2008

OPERATING DATA (1)

Property Revenues
Rental revenues	$17,602	$19,777
Other property revenues	901	937

Total property revenues	18,503	20,714

Property Expenses
Property operating and maintenance	4,148	5,189
Taxes, license and insurance	2,248	2,474

Total property expenses	6,396	7,663

Net Operating Income (NOI)	12,107	13,051

Other Income (Expenses)
Interest, net	(6,159)	(7,997)
Depreciation and amortization (2)	(6,540)	(7,683)
Other	(39)	600

Total other expenses	(12,738)	(15,080)
Gain on sale of properties, net	(19)	12,298

Equity in income of joint ventures	$(650)	$10,269

	As of
	3/31/2009	12/31/2008
BALANCE SHEET DATA (3)

Real estate assets, net	$3,164,367	$3,187,826
Other assets, net	288,048	316,443

Total assets	$3,452,415	$3,504,269

Notes payable	$2,711,545	$2,711,059
Other liabilities	136,548	155,812

Total liabilities	2,848,093	2,866,871

Member’s equity	604,322	637,398

Total liabilities and member’s equity	$3,452,415	$3,504,269

Colonial’s equity investment (4)	$40,890	$46,221
Colonial’s pro-rata share of debt	$476,784	$476,313

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	Includes distributions in excess of investment balance for certain joint ventures.

1Q09	-12-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of March 31, 2009
(in thousands)

			Gross	Construction	Mortgages		Average	Average
	Number of	Total	Investment in	In	and Notes	Ownership	Interest	Remaining	% Fixed	% Variable
Venture	Properties	Units/GLA	Real Estate (1)	Progress	Payable	Interest	Rate	Term (In Months)	Rate	Rate

MULTIFAMILY
CMS	5	1,548	118,791	—	100,756	21%	4.77%	36	69.00%	31.00%
DRA	4	1,358	105,903	—	70,894	17%	4.92%	13	100.00%	—
Development	1	541	69	6,586	—	25%	—	—	—	100.00%
Other	5	1,340	138,851	5,796	101,860	21%	4.30%	54	50.55%	49.45%

Total Multifamily	15	4,787	$363,613	$12,381	$273,510

COMMERCIAL
DRA/CRT (2)	17	8,413	1,298,872	6,669	940,829	15%	4.27%	17	50.17%	49.83%
DRA/CLP (3)	18	5,236	943,535	—	741,907	15%	5.61%	63	100.00%	—
OZRE (4)	11	2,983	363,300	—	292,370	17%	6.31%	64	100.00%	—
UBS/CLP Mansell	2	689	143,849	8,120	92,690	15%	6.15%	88	100.00%	—
Bluerock	9	1,702	227,594	—	107,540	10%	6.47%	104	100.00%	—
Craft Farms	1	345	53,861	—	43,000	15%	3.00%	4	—	100.00%
Parkway Place	1	636	89,208	—	57,440	50%	1.50%	2	—	100.00%
Turkey Creek	2	646	85,729	17,685	74,852	50%	5.54%	89	86.84%	13.16%
Other	6	1,358	120,267	15	87,407	22%	4.48%	32	20.78%	79.22%

Total Commercial	67	21,978	$3,326,215	$32,488	$2,438,035

	82		$3,689,828	$44,869	$2,711,545

(1)	Represents gross investment in real estate at 100% (excluding depreciation).

(2)	As of March 31, 2009, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of March 31, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	As of March 31, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
For a detailed schedule of partially-owned unconsolidated assets, see page 30.

1Q09	-13-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended March 31, 2009
(in thousands)

									Colonial Share of
Venture	Total Revenues	Operating Expenses	Net Operating Income	Interest Expense	Other Income (Expenses)	Gain (Loss) on Sale	Depreciation & Amortization	Net Income (Loss)	Net Income (Loss) (1)
MULTIFAMILY
CMS	$3,830	$1,847	$1,984	$1,236	$(8)	$—	$1,116	$(376)	$(68)
DRA	3,214	1,419	1,795	875	19	(2)	704	233	(76)
Other	3,161	1,605	1,556	1,064	(7)	—	1,324	(839)	(527)

Total Multifamily	$10,205	$4,870	$5,335	$3,174	$3	$(2)	$3,144	$(982)	$(671)

COMMERCIAL
DRA/CRT (2)	40,560	16,865	23,694	10,341	(1,119)	—	15,668	(3,433)	(344)
DRA/CLP (3)	28,454	10,566	17,888	10,461	41	—	11,522	(4,054)	(60)
OZRE (4)	8,687	2,279	6,409	4,630	6	—	3,828	(2,044)	(128)
UBS/CLP Mansell	3,854	1,364	2,490	1,426	1	—	1,801	(736)	(50)
Bluerock	6,463	1,995	4,468	3,233	10	—	3,335	(2,090)	(117)
Craft Farms	424	493	(69)	343	10	—	167	(569)	(82)
Parkway Place	2,650	906	1,744	492	—	—	685	567	408
Turkey Creek	2,694	600	2,093	994	(73)	—	1,017	9	34
Other	3,204	741	2,463	4,387	3,490	(27)	575	964	360

Total Commercial	$96,990	$35,809	$61,181	$36,308	$2,366	$(27)	$38,598	$(11,387)	$21

	$107,195	$40,679	$66,516	$39,483	$2,369	$(29)	$41,742	$(12,369)	$(650)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 30.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	As of March 31, 2009, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of March 31, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	As of March 31, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

1Q09	-14-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Joint Venture Operational Statistics
First Quarter 2009

	As of
	3/31/2009	3/31/2008

Base rent per square foot — Straight-line
Office
Consolidated	$29.25	$28.48
Unconsolidated	19.66	18.39
Retail (1)
Consolidated	$24.24	$24.97
Unconsolidated	22.81	22.79

Base rent per square foot — Cash
Office
Consolidated	$23.41	$20.96
Unconsolidated	19.29	17.90
Retail (1)
Consolidated	$24.15	$25.19
Unconsolidated	22.59	22.69

	As of
	3/31/2009	3/31/2008

Square Feet (in 000’s)
Office
Consolidated	507	169
Unconsolidated (2)	2,282	2,786
Retail
Consolidated	1,036	674
Unconsolidated (2)	1,072	897

(1)	This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

(2)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional details.
OFFICE LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2009	1,329	10%	$23,071	9%	200	9%	$3,443	8%
2010	1,750	13%	32,746	13%	249	11%	4,708	11%
2011	1,942	14%	37,997	15%	277	12%	5,483	12%
2012	2,494	18%	49,041	19%	360	16%	7,163	16%
2013	1,577	12%	33,937	13%	290	13%	6,442	15%
2014+	4,408	33%	75,372	30%	900	40%	17,092	39%

Total Leased SF	13,500		$252,164		2,277		$44,330
RETAIL LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)		Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2009	156	3%	3,183	5%	52	3%	1,157	4%
2010	403	9%	5,503	8%	87	5%	1,296	5%
2011	474	10%	8,118	12%	152	8%	3,060	11%
2012	534	11%	8,393	12%	161	9%	3,217	12%
2013	327	7%	6,468	9%	144	8%	2,900	10%
2014+	2,850	60%	36,583	54%	1,249	68%	16,048	58%

Total Leased SF	4,744		$68,248		1,844		$27,678
OFFICE CAPITAL EXPENDITURES

	Three Months Ended
	3/31/2009	3/31/2008
Capital Expenditures ($ in 000s)
Regular Maintenance	$127	$180
Tenant Improvements	610	579
Leasing Commissions	378	248
Admin — Division	—	11

Total	$1,114	$1,018
Less: Unconsolidated Assets	(1,114)	(1,007)

Total — Consolidated Assets	—	$11

RETAIL CAPITAL EXPENDITURES

	Three Months Ended
	3/31/2009	3/31/2008
Capital Expenditures ($ in 000s)
Regular Maintenance	$30	$62
Revenue- Enhancing	5	17
Tenant Improvements	58	193
Leasing Commissions	39	61
Admin — Division	—	56

Total w/o Acquisition-Related	$132	$389
Less: Unconsolidated Assets	(122)	(223)

Total — Consolidated Assets	$10	$166

1Q09	-15-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three months ended March 31, 2009, continuing operations includes gains on condominium conversion, for-sale residential and development sales of $7.8 million. For the three months ended March 31, 2009, discontinued operations includes gains on condominium conversion, for sale residential and development sales (before minority interest and income taxes) of $0.1 million. A summary of revenues and costs of these activities for the three months ended March 31, 2009 and 2008 are as follows:

	Three Months Ended
($ in 000s)	3/31/2009	3/31/2008
Condominium conversion revenues, net	$327	$—
Condominium conversion costs	(258)	—

Gains (losses) on condominium conversion sales, before minority interest and income taxes	69	—

For-sale residential revenues, net	19,234	2,776
For-sale residential costs	(19,255)	(2,743)

Gains (losses) on for-sale residential sales, before minority interest and income taxes	(21)	33

Development revenues, net	30,672	—
Development costs (1)	(23,313)	1,693

Gains on development sales, before minority interest and income taxes	7,359	1,693

Minority interest	(992)	—
Provision for income taxes	(2,829)	(140)

Gains on condominium conversions, for-sale residential sales and developments, net of minority interest and income taxes (2)	$3,586	$1,586

	Three Months Ended
	3/31/2009	3/31/2008
Condominium Conversion Projects Status
Units Closed in prior periods	1,200	1,197
Units Closed in current period	6	—
Contracted (3)	2	2
Available Units (4)	19	28

Total Units	1,227	1,227

For-Sale Residential Projects Status
Units Closed in prior periods	246	165
Units Closed in current period	27	12
Contracted (3)	33	86
Available Units / Lots (4)	350	511

Total Units	656	774

Notes:

(1)	Amounts recorded during three months ended March 31, 2008 relate to cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(3)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(4)	The Company has delayed the development of 141 lots at its Whitehouse Creek development. These undeveloped parcels have been classified as Held for Use, while the 59 completed lots have been classified as Held for Sale.
CONDOMINIUM CONVERSIONS

			Average Price of			Under	Remaining
Project	Location	Units	Units Closed	Projected Sell Out	Units Closed	Contract (1)	Units

Azur at Metrowest (2)(3)	Orlando, FL	311	$158,225	2Q09 - 3Q09	292	—	19
Capri at Hunter’s Creek (2)(3)	Orlando, FL	250	$193,455	2Q09	248	2	—

		561			540	2	19

RESIDENTIAL FOR-SALE DEVELOPMENT

			Average Price of Units/Lots			Under	Remaining
Project	Location	Units	Closed	Projected Sell Out	Units Closed	Contract (1)	Units/Lots

For-Sale Residential
Regatta at James Island (2)	Charleston, SC	212	$188,498	3Q09 - 2Q10	152	13	47
Regents Park (Phase I) (2)(3)	Atlanta, GA	23	$1,221,445	SOLD OUT	23	—	—
Grander (2)	Gulf Shores, AL	26	$679,583	2Q10 - 2Q11	12	—	14
Southgate on Fairview (2)	Charlotte, NC	47	$325,717	2Q10 - 2Q11	17	8	22
Metropolitan Midtown (2)	Charlotte, NC	101	$384,414	4Q10 - 2Q11	46	8	47

		409			250	29	130

Lots (4)
Cypress Village (lots) (2)	Gulf Shores, AL	188	$200,000	2Q13 - 2Q14	5	—	183
Whitehouse Creek (lots)	Mobile, AL	59	$63,125	4Q12 - 3Q16	18	4	37

		247			23	4	220

		656			273	33	350

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	During December 2008, the Company recorded a $116.9 million non-cash impairment charge associated with these projects and certain development projects.

(3)	During March 2009, the Company sold the remaining 17 units at this for-sale residential project.

(4)	Colonial Traditions at Gulf Shores is included as Undeveloped Land. See page 17.

The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

1Q09	-16-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased	Date	Date	Date	Cost	Q109	After

Multifamily
CG at Desert Vista	Las Vegas, NV	380	170	76	1Q08	3Q09	2Q10	$53.3	$47.9	$5.4
CG at Ashton Oaks	Austin, TX	362	174	136	1Q08	3Q09	1Q10	35.1	32.1	3.0

								$88.4	$80.0	$8.4

Commercial Retail
Colonial Promenade Tannehill (1)	Birmingham, AL	350	n/a	301	1Q07	4Q09	2Q10	7.1	2.5	4.6

Total Active Development Projects								$95.5	$82.5	$13.0

Future Development Projects (see below)									$208.8

Total Properties Under Development (per Balance Sheet)									$291.3

Unconsolidated Project (2)
Colonial Pinnacle Turkey Creek III (3)	Knoxville, TN	160	—	110	1Q08	2Q09	3Q09	14.9	11.5	3.4

Notes:

(1)	Total cost and development costs through Q109 have been reduced by $50.2 million (0.3 million square feet), which has already been placed into service. The Company will receive $10.5 million from the city as reimbursement for infrastructure cost.

(2)	Units and square feet for this unconsolidated project are presented at 100%.

(3)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.
FUTURE DEVELOPMENT PIPELINE

		Units/	Cost to
	Location	SF-in 000s	Date

Multifamily
CG at Thunderbird	Phoenix, AZ	244	$8.4
CG at Sweetwater	Phoenix, AZ	195	7.3
CG at Azure	Las Vegas, NV	188	7.8
CG at Cityway	Austin, TX	320	5.0
CG at Wakefield	Raleigh, NC	369	7.2
CG at South End	Charlotte, NC	353	12.2
CG at Hampton Preserve	Tampa, FL	486	14.9
CG at Randal Park (1)	Orlando, FL	750	19.6

			$82.4

Commercial Retail
Colonial Pinnacle Craft Farms II (1)	Gulf Shores, AL	74	2.0
Colonial Promenade Huntsville	Huntsville, AL	111	9.7

			$11.7

Future Development Projects			$94.1

Undeveloped Land & Other Pre-development costs (2)			114.7

Total Future Development Projects			$208.8

Unconsolidated Project
CG at McKinney (3)	Dallas, TX	541	$1.9

(1)	These projects are part of a mixed-use development.

(2)	Amount includes $50.2 million of cost associated with commercial / mixed-use land and outparcels and $64.5 million for for-sale residential land.

(3)	Units for this unconsolidated project are presented at 100%. Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.
SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($mm)	(1)
Retail
Colonial Promenade at Fultondale	Birmingham, AL	Feb-09	369.0	$30.7	8.6

(1)	Represents market cap rate which includes industry standard management fees and capital reserves.

1Q09	-17-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2009
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$37,745	2%	1.3%	3.2	$37,745	2%	1.3%	3.2
Unsecured Other	1,250,246	72%	5.8%	4.5	1,250,246	56%	5.8%	4.5
Secured	453,547	26%	5.9%	9.7	930,331	42%	5.3%	6.5

Total Debt	$1,741,538	100%	5.7%	5.8	$2,218,322	100%	5.5%	5.3

Fixed/Floating
Fixed Rate Debt	$1,690,212	97%	5.8%	5.8	$2,019,697	91%	5.8%	5.7
Floating Rate Debt — Capped	—	0%	0.0%	0.0	31,275	1%	2.3%	0.5
Floating Rate Debt	51,326	3%	1.8%	4.0	167,350	8%	2.4%	1.7

Total Debt	$1,741,538	100%	5.7%	5.8	$2,218,322	100%	5.5%	5.3

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)

2009	3.36%
2010	4.82%
2011	4.82%
2012	6.81%
2013	6.10%
2014	6.07%
2015	5.44%
2016	6.04%
Thereafter	5.99%

Total	5.82%

LINE OF CREDIT

	12/31/08	03/31/09	Interest Rate	Due

Floating	$311,630	$37,745	1.26%	06/15/12

Total Outstanding on LOC	$311,630	$37,745	1.26%

Notes:
•	In addition to the $675MM LOC, Wachovia has provided a $35MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 17.5 bps.

•	5-Year facility through June 2012.

1Q09	-18-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2009
($ in 000s)
PUBLIC RATINGS

			Senior Unsecured		Preferred
			Rating	Outlook	Rating
Fitch Ratings	Sean Pattap	212-908-0642	BBB-	Negative	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Ba1	Negative	Ba2
Standard & Poor’s	Beth Campbell	212-438-2415	BB+	Stable	B+
COVERAGE RATIOS

	1Q08	YTD ’08	1Q09	YTD ’09
SEC Coverage Ratios (SEC Reg. S-K, Item 503)

Earnings to Fixed Charges	1.0	1.0	1.5	1.5
Earnings to Fixed Charges & Preferred Share Distributions (1)	0.9	0.9	1.4	1.4

Supplemental Coverage Ratios

Interest Coverage (2)	2.4	2.4	2.3	2.3
Fixed Charge Coverage (3)	2.0	2.0	1.9	1.9
Fixed Charge w/ Cap Int (4)	1.7	1.7	1.8	1.8
See page 24 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges & preferred share distributions for three months ended March 31, 2008, is a result of the classification of opeartions for assets held for sale and sold as discontinued operations.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q08	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09	4Q09

Total Debt to Total Assets cannot exceed 60%	53.1%	53.9%	54.3%	53.3%	54.4%
Secured Debt to Total Assets cannot exceed 40%	14.7%	14.1%	14.0%	13.8%	22.8%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	206.6%	211.5%	219.0%	205.7%	211.2%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.4x	2.5x	2.3x	2.3x	2.1x

TOTAL MARKET CAPITALIZATION
Consolidated Debt	$1,678,038	$1,748,992	$1,711,802	$1,762,019	$1,741,538
Unconsolidated Debt	500,940	479,231	476,543	476,314	476,784

Total Debt	2,178,978	2,228,223	2,188,345	2,238,333	2,218,322
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000
8.125% Series D	117,326	102,906	100,281	100,281	100,281

Total Preferred Stock	217,326	202,906	200,281	200,281	200,281

Market Equity (Shares & Units)	1,376,069	1,149,729	1,073,535	478,200	218,856

Total Market Capitalization	$3,772,373	$3,580,858	$3,462,161	$2,916,814	$2,637,459

Debt / Total Market Capitalization	57.8%	62.2%	63.2%	76.7%	84.1%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

1Q09	-19-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	1Q09	1Q08
Consolidated
FFO Gains/(Losses) (net of income taxes & minority interest):
Condo Conversions	$43	$19
For-Sale Residential	(21)	46
Development (1)	3,564	1,521
Land / Outparcel Sales	145	339

Totals	3,731	1,925

3rd Party Mgt & Leasing Fee Revenue	3,455	5,299
Straight Line Rents	(401)	34
Percentage Rents	55	108
Lease Terminations	—	(7)
Interest Expense	20,432	17,479
Interest Income	301	791
Capitalized Interest	2,243	6,336
Debt — Principal Amortization	238	199
Preferred Dividend Payments	3,886	4,315
Preferred Share Issuance Costs, Net of Discount	5	271
Amortization of Deferred Financing Costs	1,303	1,188
Amortization of Stock Compensation	755	1,304
Unconsolidated (2)
Straight Line Rents	280	502
Interest Expense	6,081	7,941
Debt — Principal Reductions	216	94
Amortization of Deferred Financing Costs	95	149
Notes:

(1)	Amounts recorded during the three months ended March 31, 2008 relate to cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	1Q09	1Q08
Acquisition of Properties
Multifamily	$—	$18,375
Debt Assumed	—	(14,700)

Acquistions, net	$—	$3,675

Development Expenditures
Multifamily	7,131	30,993
Commercial	5,757	21,360
For-Sale / Other	10,012	34,893

Total, including subs	22,900	87,246
Less: Infrastructure Reimbursement from City/County	(1,000)	—
Less: Unconsolidated /Other (1)	(531)	(5,107)

Development, Consolidated Assets	$21,369	$82,139

(1)	Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$—	$11,220
Commercial	30,672	13,471
For Sale / Projects	19,561	4,481
Land and other	1,393	2,228

Total, including subs	51,626	31,400
Selling Costs	(2,049)	(636)
Outparcels/Land	(1,393)	(2,228)
Less: Unconsolidated — net	—	(22,096)

Sales, Net — Consolidated Assets	$48,184	$6,440

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

1Q09	-20-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	1Q09	1Q08
Divisional Total Revenues
Multifamily — Same Property	$68,721	$69,347
Multifamily — Non-Same Property	8,421	8,948
Commerical	23,474	23,318

Total Divisional Revenues	100,616	101,613

Less: Unconsolidated Revenues — Mfam	(1,999)	(2,219)
Less: Unconsolidated Revenues — Commercial	(16,486)	(18,481)
Discontinued Operations	(1,331)	(5,163)
Construction Revenues	35	7,879
Unallocated Corporate Rev	3,455	5,206

Cons. Rev, adj -’08 Disc Ops	84,290	88,835

Add: Add’l Disc Ops Rev, post filing	—	(2,157)

Total Consol. Rev, per 10-Q / K	$84,290	$86,678

RECONCILIATION OF EXPENSES

	1Q09	1Q08
Divisional Total Expenses
Multifamily — Same Property	$27,350	$26,615
Multifamily — Non-Same Property	5,207	4,583
Commerical	8,415	8,127

Total Divisional Expenses	40,972	39,325

Less: Unconsolidated Expenses — Mfam	(968)	(1,090)
Less: Unconsolidated Expenses — Commerical	(5,914)	(6,576)
Discontinued Operations	(963)	(2,392)
Impairment — Discontinued Operations	318	—

Total Property Operating Exp	33,445	29,267
Construction Expenses	34	7,266
Property Management Exp	1,918	2,241
General & Administrative Exp	4,383	5,780
Management Fee and Other Exp	4,217	3,591
Restructure Charges	812	—
Investment and Development (1)	165	769
Impairment and Other Losses	736	—
Depreciation	27,785	23,257
Amortization	873	759

Cons. Exp, adj -’08 Disc Ops	74,368	72,930

Add: Add’l Disc Ops Exp,post filing	—	(128)

Total Consol. Exp, per 10-Q / K	$74,368	$72,802

Notes on following page.

1Q09	-21-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	1Q09	1Q08
Divisional Total NOI
Multifamily — Same Property	$41,371	$42,732
Multifamily — Non-Same Property	3,214	4,365
Commercial	15,059	15,191

Total Divisional NOI	59,644	62,288

Less: Unconsolidated NOI — Mfam	(1,031)	(1,129)
Less: Unconsolidated NOI — Off	(10,572)	(11,905)
Discontinued Operations	(368)	(2,771)
Impairment — Discontinued Operations	(318)	—
Unallocated Corporate Rev	3,455	5,206
Construction NOI	1	613
Property Management Exp	(1,918)	(2,241)
General & Administrative Exp	(4,383)	(5,780)
Management Fee and Other Exp	(4,217)	(3,591)
Restructure Charges	(812)	—
Investment and Development (1)	(165)	(769)
Impairment and Other Losses	(736)	—
Depreciation	(27,785)	(23,257)
Amortization	(873)	(759)

Income (Loss) from Operations	9,922	15,905
Total Other Income (Expense)	10,642	628

Income (Loss) from Contin’g Ops (2)	20,564	16,533

Disc Ops	—	(2,029)
08 & 09 Disc Ops Other Inc(Exp)	—	268

Inc (Loss) from Cont (2), per 10-Q / K	$20,564	$14,772

Notes:

(1)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

(2)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

	1Q09	1Q08
Assets Sold
Revenue from assets sold	$63	$4,213
Expenses from assets sold	80	1,819

NOI from assets sold	(17)	2,394

Assets Held for Sale
Revenue from assets held for sale	1,268	950
Expenses from assets held for sale	565	573

NOI from assets held for sale	703	377

Assets sold, not classified in discontinued operations
Revenue from assets sold	252	560
Expenses from assets sold	145	235

NOI from assets sold	$107	$325

ASSETS HELD FOR SALE

Total
Cost
Multifamily assets (1)	$22.3
Commercial assets (1)(2)	55.4
For-Sale Residential (1)(3)	77.9

Total Assets Held For Sale (per Balance Sheet)	$155.6

(1)	During 2008, the Company recorded a $116.9 million non-cash impairment charge. Total cost includes $102.5 million of the non-cash impairment charge related to assets currently classified as Held for Sale.

(2)	Includes Nord du Lac retail development. The Company is evaluating various alternatives with this development as a result of current economic conditions.

(3)	Amount includes costs for various projects which were classified in previous periods as “Undeveloped Land & Other Pre-development costs” in the table above.

1Q09	-22-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of March 31, 2009). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	1Q09	1Q08

Income from discontinued operations	$547	$2,365
Interest (income) expense, net	—	(41)
Depreciation and amortization expenses	139	447
Other	—	—

NOI from discontinued operations	$686	$2,771

NOI from assets sold	(17)	2,394
NOI from assets held for sale	703	377

NOI from discontinued operations	$686	$2,771

EBITDA RECONCILIATION

	1Q09	1Q08
Net Income to Common S/H	$13,875	$14,227

Consolidated
Minority Interest	2,531	3,016
(Inc)/Loss — Uncons. Assets	650	(10,269)
Preferred Dividends	3,886	4,315
Preferred Share Issuance Costs	5	271
Interest Expense	20,432	17,479
(Gain)/Loss on Retirement of Debt	(25,319)	(5,471)
Income Tax Expense	113	591
Depreciation & Amortization	30,099	24,462
(Gain)/Loss on Sale (Cont & Disc)	(8,628)	(5,236)
Gain/(Loss)-Undeprec Prop (1)	7,697	1,925
Impairment and Other Losses (2)	1,054	—
Amortization of Stock Based Compensation Expense	755	1,304

EBITDA from Consolidated Props	47,150	46,614

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	(650)	10,269
Preferred Dividends	147	67
Interest Expense	6,081	7,941
Depreciation & Amortization	7,035	8,191
(Gain)/Loss on Sale of Prop	19	(12,298)

EBITDA	$59,782	$60,784

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

(2)	Includes non-cash impairment charge from continuing and discontinued operations.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

1Q09	-23-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliation
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	1Q09	1Q08
Earnings
Net Income (before preferred shares)	$15,953	$16,986
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(229)	(2,365)
Minority Interest in CRLP	115	947
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	(45)	(2,913)
Minority Interest of Limited Partners	(468)	(141)
CRLP Minority Interest — Common U/H	2,416	2,069
(Gains)/Losses from Sales of Property, net of income taxes	(5,380)	(1,931)
Minority Interest of Limited Partners	1,009	123
Income Taxes and Other	(3,090)	(874)
(Income)/Loss from Unconsolidated Entities	650	(10,269)

	10,931	1,632
Amortization of Interest Capitalized	900	900
Capitalized Interest	(2,243)	(6,336)
Distributions from Unconsolidated Entities	3,780	3,217
Fixed Charges, from below	25,791	26,830

Earnings	39,159	26,243

Fixed Charges
Interest Expense	20,432	17,479
Capitalized Interest	2,243	6,336
Amortization of Deferred Financing Costs	1,303	1,188
Distrib to Series B Pfd Unitholders	1,813	1,827

Total	25,791	26,830

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, D & E	2,073	2,488

Total	$27,864	$29,318

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	1Q09	1Q08

Interest Coverage Denominator
Interest Expense	$20,432	$17,479
Interest Expense — Unconsolidated	6,081	7,941

Total Interest Expense	26,513	25,420

Fixed Charge Denominator
Add: Preferred Dividend Payments	3,886	4,315
Debt Principal Amortization	238	199
Debt Principal Amortization — Unconsolidated	216	94

Total Fixed Charges	30,853	30,028

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	2,243	6,336

Total Fixed Charges w/ Capitalized Interest	$33,096	$36,364

1Q09	-24-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2009
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS

CG at Huntcliff	Atlanta	GA	1997	20%	358	365	95.8%	$877	$0.87
CG at Berkeley Lake	Atlanta	GA	1998	100%	180	244	98.3%	920	0.68	S
CG at Mount Vernon	Atlanta	GA	1997	100%	213	257	97.7%	1,037	0.86	S
CG at River Oaks	Atlanta	GA	1992	100%	216	276	95.8%	861	0.67	S
CG at River Plantation	Atlanta	GA	1994	100%	232	310	94.8%	884	0.66	S
CG at Sugarloaf	Atlanta	GA	2002	100%	250	329	94.4%	881	0.67	S
CG at McGinnis Ferry	Atlanta	GA	1997	100%	434	509	92.2%	863	0.73	S
CG at Barrett Creek	Atlanta	GA	1999	100%	332	310	97.3%	784	0.84	S
CG at McDaniel Farm	Atlanta	GA	1997	100%	425	451	92.0%	773	0.73	S
CG at Shiloh	Atlanta	GA	2002	100%	498	533	96.4%	816	0.76	S
CG at Pleasant Hill	Atlanta	GA	1996	100%	502	502	94.2%	766	0.77	S

Total		11	11.6 Years		3,640	4,086	94.9%	839	0.74

Same Store		10	11.6 Years		3,282	3,722	94.9%	839	0.74

Cunningham	Austin	TX	2000	20%	280	258	92.1%	765	0.83
CG at Canyon Creek	Austin	TX	2007	25%	336	349	92.6%	860	0.83
CG at Silverado	Austin	TX	2004	100%	238	240	94.1%	795	0.79	S
CG at Silverado Reserve	Austin	TX	2006	100%	256	266	94.5%	848	0.82	S
CV at Quarry Oaks	Austin	TX	1996	100%	533	470	94.2%	707	0.80	S
CV at Sierra Vista	Austin	TX	1999	100%	232	206	94.8%	696	0.79	S
CG at Round Rock	Austin	TX	2006	100%	422	430	95.3%	808	0.79	S
CV at Canyon Hills	Austin	TX	1996	100%	229	183	93.0%	710	0.89	S

Total		8	7.3 Years		2,526	2,401	94.3%	763	0.81

Same Store		6	7.8 Years		1,910	1,794	94.4%	758	0.81

The Groves at Riverchase	Birmingham	AL	1996	20%	345	327	93.6%	762	0.80
Colony Woods	Birmingham	AL	1988	10%	414	451	96.4%	699	0.64
CV at Rocky Ridge	Birmingham	AL	1984	15%	226	259	93.8%	696	0.61
CG at Mountain Brook	Birmingham	AL	1987/1991	15%	392	393	96.7%	730	0.73
CG at Liberty Park	Birmingham	AL	2000	100%	300	339	96.7%	931	0.82	S
CV at Trussville	Birmingham	AL	1996	100%	376	410	94.4%	721	0.66	S
CV at Inverness	Birmingham	AL	1986/1987/1990/1997	100%	586	508	94.4%	615	0.71	S

Total		7	17.1 Years		2,639	2,687	95.0%	723	0.72

Same Store		3	13.7 Years		1,262	1,257	94.9%	722	0.72

CG at Cypress Cove	Charleston	SC	2001	100%	264	304	99.6%	871	0.76	S
CV at Westchase	Charleston	SC	1985	100%	352	258	96.3%	643	0.88	S
CV at Hampton Pointe	Charleston	SC	1986	100%	304	315	94.7%	750	0.73	S
CG at Quarterdeck	Charleston	SC	1987	100%	230	219	95.7%	855	0.90	S
CV at Waters Edge	Charleston	SC	1985	100%	204	188	100.0%	655	0.71	S
CV at Windsor Place	Charleston	SC	1985	100%	224	213	95.1%	695	0.73	S

Total		6	20.8 Years		1,578	1,497	96.8%	742	0.78

Same Store		6	20.8 Years		1,578	1,497	96.8%	742	0.78

CV at Matthews	Charlotte	NC	1990	100%	270	256	93.0%	774	0.82
CG at Mallard Creek	Charlotte	NC	2004	100%	252	233	99.6%	808	0.87	S
CG at Beverly Crest	Charlotte	NC	1996	100%	300	279	94.3%	747	0.80	S
CG at Mallard Lake	Charlotte	NC	1998	100%	302	301	96.7%	765	0.77	S
CG at Ayrsley	Charlotte	NC	2009	100%	368	372	93.8%	821	0.81
CV at Chancellor Park	Charlotte	NC	1996	100%	340	327	95.6%	701	0.73	S
CG at Huntersville	Charlotte	NC	2009	100%	250	248	96.0%	823	0.83
CG at University Center	Charlotte	NC	2006	100%	156	167	97.4%	761	0.71	S
CV at Meadow Creek	Charlotte	NC	1984	100%	250	230	92.8%	622	0.68	S
Enclave	Charlotte	NC	2008	100%	85	109	88.2%	1,498	1.17
Heatherwood	Charlotte	NC	1980	100%	476	439	92.2%	607	0.66	S
CV at Charleston Place	Charlotte	NC	1986	100%	214	172	94.9%	559	0.69	S
CV at Stone Point	Charlotte	NC	1986	100%	192	173	95.8%	674	0.75	S
CV at Greystone	Charlotte	NC	1998/2000	100%	408	387	90.0%	635	0.67	S
CG at Legacy Park	Charlotte	NC	2001	100%	288	301	92.6%	759	0.73	S
CV at Timber Crest	Charlotte	NC	2000	100%	282	273	96.5%	657	0.68	S
CV at South Tryon	Charlotte	NC	2002	100%	216	236	90.7%	712	0.65	S

Total		17	11.6 Years		4,649	4,502	94.3%	725	0.75

Same Store		13	13.7 Years		3,676	3,517	94.5%	687	0.72

1Q09	-25-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2009
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
CV at Oakbend	Dallas	TX	1996	100%	426	383	93.7%	745	0.83	S
Brookfield	Dallas	TX	1984	100%	232	166	96.1%	560	0.78	S
Paces Cove	Dallas	TX	1982	100%	328	220	92.4%	505	0.75	S
Remington Hills	Dallas	TX	1984	100%	362	347	91.4%	757	0.79	S
CV at Main Park	Dallas	TX	1984	100%	192	180	94.3%	769	0.82	S
Summer Tree	Dallas	TX	1980	100%	232	136	96.6%	499	0.85	S
CV at Vista Ridge	Dallas	TX	1985	100%	300	237	98.7%	600	0.76	S
CG at Valley Ranch	Dallas	TX	1997	100%	396	462	96.0%	1,039	0.89	S

Total		8	22.5 Years		2,468	2,131	94.7%	706	0.82

Same Store		8	22.5 Years		2,468	2,131	94.7%	706	0.82

Belterra	Fort Worth	TX	2006	10%	288	278	96.2%	878	0.91
CG at Bear Creek	Fort Worth	TX	1998	100%	436	395	95.6%	837	0.92	S
CV at Willow Creek	Fort Worth	TX	1996	100%	478	427	95.2%	780	0.87	S
CV at Shoal Creek	Fort Worth	TX	1996	100%	408	382	94.6%	795	0.85	S
CV at Grapevine	Fort Worth	TX	1985	100%	450	387	96.9%	710	0.82	S
CV at North Arlington	Fort Worth	TX	1985	100%	240	191	96.7%	603	0.76	S

Total		6	14.7 Years		2,300	2,060	95.7%	760	0.86

Same Store		5	17.0 Years		2,012	1,781	95.7%	759	0.86

CG at Edgewater I	Huntsville	AL	1990/1999	100%	500	543	97.8%	716	0.66	S
CG at Madison	Huntsville	AL	2000	100%	336	355	95.5%	828	0.78	S

Total		2	11.8 Years		836	897	96.9%	761	0.71

Same Store		2	11.8 Years		836	897	96.9%	761	0.71

CG at Heather Glen	Orlando	FL	2000	100%	448	523	95.5%	970	0.83	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100%	456	535	93.6%	1,009	0.86	S
CV at Twin Lakes	Orlando	FL	2004	100%	460	418	92.0%	851	0.94	S
CG at Town Park Reserve	Orlando	FL	2004	100%	80	77	92.5%	1,120	1.16	S
CG at Heathrow	Orlando	FL	1997	100%	312	353	94.6%	940	0.83	S

Total		5	7.6 Years		1,756	1,907	93.8%	951	0.88

Same Store		5	7.6 Years		1,756	1,907	93.8%	951	0.88

CG at Scottsdale	Phoenix	AZ	1999	100%	180	202	96.1%	989	0.88	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100%	264	265	94.7%	917	0.91	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100%	208	206	91.3%	888	0.90	S
CG at Inverness Commons	Phoenix	AZ	2002	100%	300	306	98.0%	771	0.76	S

Total		4	11.5 Years		952	978	95.3%	878	0.85

Same Store		4	11.5 Years		952	978	95.3%	878	0.85

CV at Cary	Raleigh	NC	1995	20%	319	400	92.5%	864	0.69
CG at Research Park (Durham)	Raleigh	NC	2002	20%	370	377	94.9%	771	0.76
CG at Arringdon	Raleigh	NC	2003	100%	320	311	97.5%	777	0.80	S
CG at Patterson Place	Raleigh	NC	1997	100%	252	237	96.8%	796	0.85	S
CG at Crabtree Valley	Raleigh	NC	1997	100%	210	210	95.7%	730	0.73	S
CV at Highland Hills	Raleigh	NC	1987	100%	250	263	94.8%	723	0.69	S
CV at Woodlake	Raleigh	NC	1996	100%	266	255	94.0%	673	0.70	S
CV at Deerfield	Raleigh	NC	1985	100%	204	198	96.1%	737	0.76	S
CG at Trinity Commons	Raleigh	NC	2000/2002	100%	462	484	93.9%	771	0.74	S

Total		9	13.1 Years		2,653	2,735	95.3%	752	0.75

Same Store		7	13.9 Years		1,964	1,958	95.4%	748	0.75

Ashley Park	Richmond	VA	1988	100%	272	194	86.4%	736	1.03	S
CR at West Franklin	Richmond	VA	1964/1965	100%	332	170	95.8%	782	1.53	S
CV at Hampton Glen	Richmond	VA	1986	100%	232	178	96.6%	849	1.11	S
CV at West End	Richmond	VA	1987	100%	224	156	98.7%	774	1.11	S
CV at Chase Gayton	Richmond	VA	1984	100%	328	311	96.0%	830	0.87	S
CV at Waterford	Richmond	VA	1989	100%	312	289	97.1%	855	0.92	S

Total		6	25.9 Years		1,700	1,299	95.1%	805	1.05

Same Store		6	25.9 Years		1,700	1,299	95.1%	805	1.05

CG at Godley Station I	Savannah	GA	2005	100%	312	337	92.3%	834	0.77	S
CV at Greentree	Savannah	GA	1984	100%	194	165	93.8%	723	0.85	S
CG at Hammocks	Savannah	GA	1997	100%	308	324	96.4%	941	0.90	S
CV at Huntington	Savannah	GA	1986	100%	147	121	97.3%	753	0.91	S
CV at Marsh Cove	Savannah	GA	1983	100%	188	197	96.3%	811	0.77	S

Total		5	18.0 Years		1,149	1,145	95.0%	830	0.83

Same Store		5	18.0 Years		1,149	1,145	95.0%	830	0.83

TOTAL PROPERTIES IN MAJOR MARKETS		94	14.9 Years		28,846	28,235	95.0%	$778	$0.80

Same Store		80	14.4 Years		24,545	23,883	95.0%	$774	$0.80

1Q09	-26-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2009
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN OTHER MARKETS

Autumn Hill	Charlottesville	VA	1970	100%	425	370	70.6%	$774	$0.89	S
Autumn Park I & II	Greensboro	NC	2001/2004	100%	402	404	96.3%	722	0.72	S
CG at Bellevue	Nashville	TN	1996	100%	349	345	94.8%	892	0.90	S
CG at Seven Oaks	Tampa	FL	2004	100%	318	302	96.9%	868	0.91	S
CG at Wilmington	Wilmington	NC	1998/2002	100%	390	356	93.8%	712	0.78	S
CG at Brentwood	Nashville	TN	1995	25%	254	287	95.7%	992	0.88
CG at Palma Sola	Sarasota	FL	1992	25%	340	293	95.6%	760	0.88
CG at Lakewood Ranch	Sarasota	FL	1999	100%	288	302	100.0%	96	0.93	S
CV at Greenbrier	Washington DC	VA	1980	100%	258	217	95.7%	899	1.07	S
CV at Pinnacle Ridge	Asheville	NC	1948/1985	100%	166	147	95.8%	728	0.82	S
CV at Huntleigh Woods	Mobile	AL	1978	100%	233	199	93.6%	546	0.64	S
CV at Ashford Place	Mobile	AL	1983	100%	168	146	94.6%	632	0.73	S
CV at Tradewinds	Norfolk	VA	1988	100%	284	280	93.0%	818	0.83
CV at Mill Creek	Winston-Salem	NC	1984	100%	220	210	94.1%	573	0.60	S
CV at Harbour Club	Norfolk	VA	1988	100%	213	193	91.5%	818	0.90	S
CV at Cypress Village	Gulf Shores	AL	2009	100%	96	206	97.9%	1,061	0.49
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100%	310	312	91.6%	643	0.64	S

TOTAL PROPERTIES IN OTHER MARKETS		17	19.1 Years		4,714	4,567	92.5%	$776	$0.80

Same Store		13	21.7 Years		3,740	3,501	92.2%	$762	$0.81

THIRD-PARTY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	363	94.2%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414	95.2%
Monte D’oro	Birmingham	AL	1977	0%	200	296	92.5%

TOTAL MANAGED		3	14.0 Years		906	1,073	94.3%

LEASE UP PROPERTIES

Ashton Oaks	Austin	TX	2008	100%	362	308	35.9%	835	0.98
CG at Desert vista	Las Vegas	NV	2008	100%	380	338	19.5%	1,062	1.19
CG at Onion Creek	Austin	TX	2008	100%	300	313	84.3%	979	0.94
CG at Traditions	Gulf Shores	AL	2007	35%	324	322	90.4%	579	0.58
CV at Godley Lake	Savannah	GA	2008	100%	288	270	90.6%	857	0.92
CG at Matthews Commons	Charlotte	NC	2008	100%	216	205	70.4%	796	0.84

TOTAL LEASE UP		6	1.2 Years		1,870	1,755	58.6%	$894	$0.96

TOTAL ALL PROPERTIES		120	14.7 Years		36,336	35,720	94.6%	$778	$0.80

Same Store		93	15.9 Years		28,285	27,385	94.7%	$773	$0.80

Notes:

CG =	Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B

LU =	Properties in lease-up are not included in Occupancy Rate and Rental Rate subtotal and total categories.

S =	Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

1Q09	-27-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of March 31, 2009
Appendix

					Square Feet (000s)
						Anchor	CLP	Occupancy	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	Owned	Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES

CC Brookwood Village (Office)	Birmingham	AL	2007	100%	169	—	169	99.3%	$29.25
Town Park 400 (Office)	Orlando	FL	2008	100%	176	—	176	LU	LU
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	162	—	162	LU	LU
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	604	232	372	92.3%	28.34
Brookwood Convenience Center (Retail)	Birmingham	AL	1974	100%	5	—	5	100.0%	17.74
CP Winter Haven (Retail)	Orlando	FL	1986	100%	286	—	286	94.4%	13.63
CP Tannehill (Retail)	Birmingham	AL	2008	100%	349	127	201	91.1%	20.71
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	LU	LU

Total Consolidated		8			1,923	359	1,543	93.8%	$26.08

UNCONSOLIDATED PROPERTIES

DRA/CRT Joint Venture (Office)
Atlanta Chamblee	Atlanta	GA	2000	15%	1,139	—	1,139	90.3%	$20.17
Atlanta Perimeter	Atlanta	GA	1985	15%	182	—	182	63.2%	19.40
Atlantic Center Plaza	Atlanta	GA	2001	15%	500	—	500	91.7%	30.59
Baymeadows Way	Jacksonville	FL	1989/90/98	15%	224	—	224	100.0%	9.50
Broward Financial Center	Ft.Lauderdale	FL	1986	15%	326	—	326	77.4%	29.78
Charlotte University	Charlotte	NC	1999	15%	183	—	183	76.0%	19.59
Germantown Center	Memphis	TN	1999	15%	536	—	536	80.7%	19.40
Jacksonville Baymeadows	Jacksonville	FL	1999	15%	752	—	752	65.6%	13.77
Jacksonville JTB	Jacksonville	FL	2001	15%	417	—	417	92.7%	13.74
McGinnis Park	Atlanta	GA	2001	15%	202	—	202	63.7%	19.16
Orlando Central	Orlando	FL	1980	15%	626	—	626	73.1%	18.53
Orlando Lake Mary	Orlando	FL	1999	15%	305	—	305	74.2%	17.70
Orlando University	Orlando	FL	2001	15%	386	—	386	85.1%	20.21
Post Oak	Houston	TX	1982	15%	1,201	—	1,201	91.0%	20.58
Ravinia 3	Atlanta	GA	1991	15%	813	—	813	85.8%	18.81
Signature Place	Dallas	TX	1983/86	15%	437	—	437	77.9%	18.98
Westchase	Houston	TX	2000	15%	184	—	184	93.3%	23.15

Totals		17			8,413	—	8,413	82.9%	19.71

Totals (Weighted)		17				—	1,262	82.9%	19.71

DRA/CLP Joint Venture (Office)
901 Maitland	Orlando	FL	1985	15%	158	—	158	73.5%	$20.64
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	97.8%	21.72
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	—	213	72.0%	19.82
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	98.6%	21.92
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	—	167	82.1%	20.86
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	87.2%	19.86
Colonial Place I and II	Tampa	FL	1984/86	15%	371	—	371	89.0%	25.39
Colonial Plaza	Birmingham	AL	1982-99	15%	171	—	171	88.8%	18.31
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	—	38	84.8%	24.31
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	—	294	87.8%	20.14
Esplanade	Charlotte	NC	1981-2007	15%	203	—	203	80.9%	19.69
Independence Plaza	Birmingham	AL	1979-2000	15%	106	—	106	96.0%	18.83
International Park	Birmingham	AL	1987/99	15%	211	—	211	93.1%	20.22
The Peachtree	Atlanta	GA	1989	15%	317	—	317	91.2%	24.52
Research Park Plaza III and IV	Austin	TX	2001	15%	358	—	358	100.0%	22.18
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	94.3%	10.72

Totals		16			4,912	—	4,912	90.3%	20.67

Totals (Weighted)		16				—	737	90.3%	20.67

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	91.8%	$25.52
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	125	—	125	85.5%	18.61

Totals		2			324	—	324	89.3%	21.92

Totals (Weighted)		2					49	89.3%	21.92

1Q09	-28-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of March 31, 2009
Appendix

					Square Feet (000s)
						Anchor	CLP	Occupancy	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	Owned	Rate	Sq. Foot (1)
Huntsville TIC Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	17.48
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	95.2%	16.47
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	273	—	273	84.3%	13.52
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	93.2%	18.40
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	98.4%	13.01
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	96.8%	19.60
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	94.7%	12.52

Totals		9			1,702	—	1,702	95.0%	14.42

Totals (Weighted)		9					170	95.0%	14.42

Colonial Center Mansell Joint Venture (Office)
Colonial Center Mansell Overlook	Atlanta	GA	1987/96/97/00	15%	653	—	653	94.1%	26.09
Lakeside & Shoppes at Mansell	Atlanta	GA	1996-2005	15%	36	—	36	73.8%	21.42

Totals		2			689	—	689	93.0%	21.62

Totals (Weighted)		2					103	93.0%	21.62

OZRE Joint Venture (Retail)
CP Alabaster	Birmingham	AL	2005	17%	612	393	219	98.2%	$19.18
CP Beechwood	Athens	GA	1963/92/05	17%	350	—	350	98.7%	19.07
CP Burnt Store	Punta Gorda	FL	1990	17%	95	—	95	89.6%	13.58
CP Hunter’s Creek	Orlando	FL	1993/95	17%	228	—	228	47.0%	22.04
CP Lakewood	Jacksonville	FL	1995	17%	195	—	195	82.5%	14.58
CP Northdale	Tampa	FL	1988/2000	17%	231	55	176	93.6%	17.15
CP Trussville	Birmingham	AL	2000	17%	388	—	388	88.9%	15.44
CP Trussville II	Birmingham	AL	2004	17%	283	225	58	98.4%	17.72
CS Clay	Birmingham	AL	1982/2004	17%	66	—	66	88.3%	13.68
Kingwood Commons	Houston	TX	2003/2004	17%	164	—	164	84.6%	21.83
CP at Portofino	Houston	TX	2000	17%	372	—	372	92.0%	22.77

Totals		11			2,983	672	2,311	88.4%	18.74

Totals (Weighted)		11					395	88.4%	18.74

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.00%	$13.65
Parkway Place (Retail)	Huntsville	AL	1999	50%	636	348	288	92.0%	28.75
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	94.2%	18.12
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	100.0%	15.38
Craft Farms (Retail)	Gulf Shores	AL	2007	15%	345	125	220	LU	LU
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	96.8%	21.35
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	98.8%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	486	—	486	94.8%	23.72
CP Turkey Creek III (Retail)	Knoxville	TN	2005	50%	160	—	160	LU	LU

Totals		10			2,985	1,182	1,802	96.0%	23.27

Totals (Weighted)		10					638	95.7%	24.40

Total Unconsolidated		67			22,008	1,855	20,153	87.9%	19.63

Total Unconsolidated (Weighted)		67					3,354	88.7%	20.18

THIRD-PARTY MANAGED BUSINESS

International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197
Bear Lake (Retail)	Orlando	FL		0%	131
CP Boulevard Square (Retail)	Pembroke Pines	FL		0%	221
CP Deerfield (Retail)	Deerfield Beach	FL		0%	379
CS College Parkway (Retail)	Ft. Myers	FL		0%	79
CS Pines Plaza (Retail)	Pembroke Pines	FL		0%	68

TOTAL MANAGED		9			1,286

Total Commercial Properties		84			25,216	2,214	21,695	88.2%	$19.92

Total Commercial Properties (Weighted)		84					4,897	89.9%	$21.16

Notes:
LU = Properties in lease up; these properties are not included in occupancy subtotal or total categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

1Q09	-29-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
As of March 31, 2009
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

	Units/		CLP %	Occupancy
Property	SF-000s		Own	Rate	Sec’d Debt	Equity Invest

CMS Joint Venture I
Colonial Grand at Mountain Brook	392		15%	96.7%	$2,955	$254

CMS Joint Venture II
Colonial Village at Rocky Ridge	226		15%	93.8%	1,669	(481)

CMS Joint Venture III
Colonial Village at Palma Sola	340		25%	95.6%	5,825	(611)

CMS Joint Venture IV
Colonial Grand at Brentwood	254		25%	95.7%	4,805	46

CMS Joint Venture V
Colonial Grand at Canyon Creek	336		25%	92.6%	6,852	584

DRA
Colony Woods	414		10%	96.4%	1,604	800

DRA
The Grove at Riverchase	345		20%	93.6%	3,850	1,256
Cunningham	280		20%	92.1%	2,800	869
Colonial Village at Cary	319		20%	92.5%	4,320	1,704

	944				10,970	3,829

Other
Colonial Grand at Research Park	370		20%	94.9%	4,553	1,024
Colonial Grand at Huntcliff	358		20%	95.8%	5,200	1,808
Regents Park (Phase II) (1)	—		40%	—	—	3,417
Colonial Grand at Traditions	324		35%	LU	11,574	447
Belterra	288		10%	96.2%	2,000	595
Colonial Grand at McKinney (Development)	541		25%	—	—	1,720

	1,881				23,327	9,011

Total Multifamily	4,787				58,007	13,432

DRA/CRT (2)	8,413		15%	82.9%	141,125	21,626
DRA/CLP (3)	5,236		15%	90.3%	111,286	(12,037)
OZRE (4)	2,983		17%	88.4%	50,006	(7,972)
Huntsville TIC (5)	1,702		10%	95.0%	10,754	(3,966)
Colonial Center Mansell JV	689		15%	93.0%	13,903	618
Parkway Place	636		50%	92.0%	28,720	11,097
Craft Farms (6)	345		15%	LU	6,450	—
Colonial Pinnacle at Turkey Creek	486		50%	94.8%	32,500	4,363
Colonial Pinnacle at Turkey Creek III (Development)	160		50%	LU	4,926	6,979

Other
Land Title Building	30		33%	100.0%	325	132
Colonial Promenade Madison	111		25%	100.0%	—	2,173
Colonial Promenade Hoover	381		10%	94.2%	1,629	67
Colonial Promenade Smyrna	416		50%	98.8%	15,074	2,777
Colonial Promenade Alabaster II/Tutwiler II	420		5%	97.3%	2,000	(178)

	2,985				91,624	27,410

Total Commercial	22,008	(7)			418,698	25,679

Other Unconsolidated Investments					79	1,779

Total Investments in Unconsolidated Subsidiaries					$476,784	$40,890

Notes:
LU = Properties in lease up.

(1)	The Regents Park Joint Venture (Phase II) consists of undeveloped land.

(2)	As of March 31, 2009, this joint venture included 17 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of March 31, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company’s investment of approximately $21.7 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $33.7 million, which is being amortized over the life of the properties.

(4)	As of March 31, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas. Equity investment includes the value of the Company’s investment of approximately $8.6 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $16.6 million, which is being amortized over the life of the properties.

(5)	Equity investment includes the Company’s investment of approximately $3.5 million, offset by the excess basis difference on the transaction of approximately $7.5 million, which is being amortized over the life of the properties.

(6)	The Company has reached an agreement in principle to transfer its remaining 15 percent minority joint venture interest in Colonial Pinnacle Craft Farms I. As a result of this agreement and the resulting valuation of the asset, an impairment of approximately $0.8 million, representing the Company’s remaining equity interest, was recorded in the first quarter 2009.

(7)	Retail square footage includes anchor-owned square footage.

1Q09	-30-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM OPERATIONS (FFO):	Funds from Operations excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

1Q09	-31-	NYSE: CLP